SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Funds, Inc. - Class B and Class Y Shares

The following information is included in the disclosure regarding management of Waddell & Reed Funds, Inc. Growth Fund in the section entitled "About the Management and Expenses of the Fund":

     Mark G. Seferovich and Grant P. Sarris are primarily responsible for the day-to-day management of the portfolio of Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO.


To be attached to the cover page of the Class B and Class Y Prospectuses of Waddell & Reed Funds, Inc. dated June 30, 1998.

This Supplement is dated July 31, 1998.

WRS4000AO

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


Waddell & Reed Funds, Inc.

The following information is included in the disclosure regarding management of Waddell & Reed Funds, Inc. Growth Fund in the section entitled "Directors and Officers" on page 59:

     Mark G. Seferovich
          Vice President of the Corporation and one other fund in the Fund Complex; Senior Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company. Date of birth: April 6, 1947.

To be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc. dated June 30, 1998.

This Supplement is dated July 31, 1998.